                                                                  EXHIBIT T3A-30



                            CERTIFICATE OF FORMATION

                                       OF

                       ARCH COMMUNICATIONS ENTERPRISES LLC

      This Certificate of Formation of Arch Communications Enterprises LLC is being duly executed and filed by the undersigned authorized person to a form a limited liability company under the Delaware Limited Liability Company Act.

      FIRST: That the name of the limited liability company formed hereby (the "Company") is Arch Communications Enterprises LLC.

      SECOND: That the address of the Company's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Company's registered agent at such address is The Corporation Trust Company.

      THIRD: That Arch Paging, Inc., a Delaware corporation ("API"), is the sole member of the Company.

      FOURTH: That the Company is member-managed and has no managers. API, as the sole member of the Company, may delegate such of its rights and powers to manage and control the business and affairs of the Company to such officers with such titles, duties and responsibilities as API shall from time to time determine to be necessary or advisable.

      FIFTH: That membership interests in the Company may be represented by certificates, as API shall from time to time determine to be necessary or advisable.

      SIXTH: That membership interests in the Company are securities governed by
Article 8 of the Uniform Commercial Code, as adopted and in effect in the State of Delaware.

      SEVENTH: That effective date and time of formation of the limited liability company formed hereby shall be December 30, 1998.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Arch Communications Enterprises LLC this 28th day of December, 1998.


                                        /s/ C. E. Baker Jr.
                                        ----------------------------------------
                                        Name:  C. Edward Baker, Jr.
                                        Title: Authorized Person

                            CERTIFICATE OF CONVERSION

                                       OF

                       ARCH COMMUNICATIONS ENTERPRISES LLC
                     (A COLORADO LIMITED LIABILITY COMPANY)

                                       TO

                       ARCH COMMUNICATIONS ENTERPRISES LLC
                     (A DELAWARE LIMITED LIABILITY COMPANY)

      This Certificate of Conversion (this "Certificate") of Arch Communications Enterprises LLC, a Colorado limited liability company (the "converting entity") to Arch Communications Enterprises LLC, a Delaware limited liability company (the "resulting entity"), is being duly executed and filed by the undersigned authorized person pursuant to Section 7-90-201 of the Colorado Corporations and Associations Act.

      FIRST: That the name of the converting entity, a Colorado limited liability company, is Arch Communications Enterprises LLC and its business address is 1800 West Park Drive, Suite 250, Westborough, MA 01581.

      SECOND: That the name of the resulting entity, a Delaware limited liability company, is Arch Communications Enterprises LLC and its business address is 1800 West Park Drive, Suite 250, Westborough, MA 01581.

      THIRD: That the sole member of the converting entity cast its vote in favor of the conversion.

      FOURTH: That the sole member of the resulting entity cast its vote in favor of the conversion.

      FIFTH That the effective date of the conversion of the converting entity to the resulting entity shall be December 31, 1998.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate this 28th day of December, 1998.


                                        /s/ C. E. Baker Jr.
                                        ----------------------------------------
                                        Name:  C. Edward Baker, Jr.
                                        Title: Authorized Person

                            CERTIFICATE OF CONVERSION

                                       OF

                       ARCH COMMUNICATIONS ENTERPRISES LLC
                     (A COLORADO LIMITED LIABILITY COMPANY)

                                       TO

                       ARCH COMMUNICATIONS ENTERPRISES LLC
                     (A DELAWARE LIMITED LIABILITY COMPANY)

      This Certificate of Conversion (this "Certificate") of Arch Communications Enterprises LLC, a Colorado limited liability company (the "other entity"), to Arch Communications Enterprises LLC, a Delaware limited liability company (the "Delaware limited liability company"), is being duly executed and filed by the undersigned authorized person pursuant to Section 18-214 of the Delaware Limited Liability Company Act.

      FIRST: That the other entity was first organized under the laws of the State of Colorado on May 8, 1987.

      SECOND: That the name of the other entity immediately prior to the filing of this Certificate was Arch Communications Enterprises LLC.

      THIRD: That the name of the Delaware limited liability company, as set forth in its Certificate of Formation filed in accordance with Section 214(b) of the Delaware Limited Liability Company Act, is Arch Communications Enterprises LLC.

      FOURTH: That the effective date and time of the conversion of the other entity to the Delaware limited liability company shall be December 30, 1998.

                  [Remainder of page left intentionally blank]

      IN WITNESS WHEREOF, the undersigned has executed this Certificate this 28th day of December, 1998.


                                        /s/ C. E. Baker Jr.
                                        ----------------------------------------
                                        Name:  C. Edward Baker, Jr.
                                        Title: Authorized Person

                              CERTIFICATE OF MERGER

                                       OF

                               BECKER BEEPER, INC.
                            (AN ILLINOIS CORPORATION)

                                      INTO

                       ARCH COMMUNICATIONS ENTERPRISES LLC
                     (A DELAWARE LIMITED LIABILITY COMPANY)

      Arch Communications Enterprises LLC, a limited liability company organized and existing under and by virtue of the Delaware Limited Liability Company Act, does hereby certify:

      FIRST: That the name and jurisdiction of incorporation of the corporation and the limited liability company involved in the merger (collectively, the "Consistent Entities") is as follows:

                                             Jurisdiction of
      Name                                   Incorporation
      ----                                   -------------
      Becker Beeper, Inc.                    Illinois
      Arch Communications Enterprises LLC    Delaware

      SECOND: That an Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with the requirements of Subsection (b) of Section 18-209 of the Delaware Limited Liability Company Act and Section 5/11.39 of the Business Corporation Act of 1983 of the State of Illinois.

      THIRD: That the name of the surviving limited liability company of the merger is Arch Communications Enterprises LLC.

      FOURTH: That this Certificate of Merger shall be effective at 12:25 p.m., Eastern Time, on December 31, 1998.

      FIFTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving limited liability company. The address of said principal place of business is 1800 West Park Drive, Suite 250, Westborough, Massachusetts 01581.

      SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company upon request and without cost to any stockholder of the other Constituent Entity or to any member of the surviving limited liability company.

      IN WITNESS WHEREOF, Arch Communications Enterprises LLC has caused this Certificate to be executed this 28th day of December, 1998.

                                        Arch Communications Enterprises LLC
                                        (a Delaware Limited Liability Company)


                                        By: /s/ C. E. Baker Jr.
                                            ------------------------------------
                                            C. Edward Baker, Jr.
                                            Chief Executive Officer

                              CERTIFICATE OF MERGER

                                       OF

                           ARCH CAPITOL DISTRICT, INC.
                            (A NEW YORK CORPORATION)

                       ARCH COMMUNICATIONS SERVICES, INC.
                            (A NEW YORK CORPORATION)

                               ARCH MICHIGAN, INC.
                            (A DELAWARE CORPORATION)

                       ARCH SOUTHEAST COMMUNICATIONS, INC.
                            (A DELAWARE CORPORATION)

                              THE WESTLINK COMPANY
                            (A DELAWARE CORPORATION)

                                      INTO

                       ARCH COMMUNICATIONS ENTERPRISES LLC
                     (A DELAWARE LIMITED LIABILITY COMPANY)

      Arch Communications Enterprises LLC, a limited liability company organized and existing under and by virtue of the Delaware Limited Liability Company Act, does hereby certify:

      FIRST: That the name and jurisdiction of incorporation of each of the constituent corporations and the limited liability company of the merger (collectively, the "Consistent Entities") is as follows:

                                             Jurisdiction of
      Name                                   Incorporation
      ----                                   -------------
      Arch Capitol District, Inc.            New York
      Arch Communications Services, Inc.     New York
      Arch Michigan, Inc.                    Delaware
      Arch Southeast Communications, Inc.    Delaware
      The Westlink Company                   Delaware
      Arch Communications Enterprises LLC    Delaware

      SECOND: That an Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with the requirements of Subsection (b) of Section 18-209 of the Delaware Limited Liability Company Act.

      THIRD: That the name of the surviving limited liability company of the merger is Arch Communications Enterprises LLC.

      FOURTH: That this Certificate of Merger shall be effective at 12:25 p.m., Eastern Time, on December 31, 1998.

      FIFTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving limited liability company. The address of said principal place of business is 1800 West Park Drive, Suite 250, Westborough, Massachusetts 01581.

      SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company upon request and without cost to any stockholder of any other Constituent Entity or to any member of the surviving limited liability company.


                  [Remainder of page left intentionally blank]

      IN WITNESS WHEREOF, Arch Communications Enterprises LLC has caused this Certificate to be executed this 28th day of December, 1998.

                                        Arch Communications Enterprises LLC
                                        (a Delaware Limited Liability Company)


                                        By: /s/ C. E. Baker Jr.
                                            ------------------------------------
                                            C. Edward Baker, Jr.
                                            Chief Executive Officer